SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2005

TRANSMERIDIAN EXPLORATION
INCORPORATED

(Exact Name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300 Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 999-9091

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On October 19, 2005, Transmeridian Exploration Incorporated (the “Company”), determined to replace John A. Braden and Company, P.C. (“Braden”) as the independent registered public accounting firm for the Company. The Company’s Audit Committee approved this action.

The independent registered public accountants reports of Braden on the consolidated financial statements of the Company and subsidiaries as of and for the periods ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

Braden’s report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 2003 contained a separate paragraph stating, “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred cumulative net losses totaling $12,061,436 through December 31, 2003, and, as of that date, the Company’s current liabilities exceeded its current assets by $29,850,854. These factors, among others, including the Company’s ability to develop its proved reserves, as discussed in Note 2 to the consolidated financial statements, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with the audits of the two fiscal years ended December 31, 2004 and the subsequent interim period through June 30, 2005, there were no disagreements with Braden on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Braden, would have caused Braden to make reference to the subject matter of the disagreements in Braden’s reports.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through June 30, 2005, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Braden with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that Braden furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A copy of the letter from Braden dated October 24, 2005 is filed as Exhibit 16.1 to this
Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On October 20, 2005, the Company, with the approval of the Audit Committee, engaged UHY Mann Frankfort Stein & Lipp CPAs, LLP (“UHY”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements. The Company has not consulted with UHY during the two most recent fiscal years ended December 31, 2004 and December 31, 2003 nor during the subsequent interim period ended October 20, 2005 (the date of appointment of UHY) regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or regarding reportable conditions set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16.1	Letter from John A. Braden and Company, P.C. to the Securities and Exchange Commission, dated October 24, 2005, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transmeridian Exploration Incorporated (Registrant)

Date: October 24, 2005	By:	/s/ EARL W. MCNIEL
Earl W. McNiel Vice President, Chief Financial Officer

List of Exhibits

Exhibit Number	Description

16.1	Letter from John A. Braden and Company, P.C. to the Securities and Exchange Commission, dated October 24, 2005, regarding change in certifying accountant.